Virtus Bond Fund, Virtus Global Real Estate Fund, Virtus High Yield Fund,

Virtus Multi-Sector Short Term Bond Fund and Virtus Senior Floating Rate Fund,

each a series of Virtus Opportunities Trust

Supplement dated November 2, 2016 to the Prospectuses dated January 28, 2016, as supplemented

Important Notice

Availability of Shares

R6 Shares of Virtus Bond Fund, Virtus Global Real Estate Fund, Virtus High Yield Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Senior Floating Rate Fund are not currently available for purchase.

Investors should retain this supplement for future reference.

VOT 8020/R6NotAvailable (11/2016)